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                                                                    Exhibit 10.4

                      GUARANTORS GENERAL SECURITY AGREEMENT


               THIS GUARANTORS GENERAL SECURITY AGREEMENT ("Guarantors Security Agreement") is made and entered into as of March 10, 1998, among CENCI POWDER PRODUCTS, INC., a Delaware corporation, with its principal place of business at 1420 E. Street, Fresno, California, HALSEY PHARMACEUTICAL, INC., a Delaware corporation, with its principal place of business at 245 Old Hook Road, Westwood, New Jersey, HOUBA INC., an Indiana corporation, with its principal place of business at 16235 State Road 17, Culver, Indiana, H.R. CENCI LABORATORIES, INC., a California corporation, with its principal place of business at 152 No. Broadway, Fresno, California and INDIANA FINE CHEMICALS, INC., a Delaware corporation, with its principal place of business at 16235 State Road 17, Culver, Indiana (each of which is hereinafter referred to as a "Guarantor" and all of which are collectively referred to as the "Guarantors"), and GALEN PARTNERS III, L.P., a Delaware limited partnership, with its principal place of business at 610 Fifth Avenue, Suite 5th Floor, New York, New York 10020, acting in its capacity as agent for the Purchasers (in such capacity, the "Agent").

                               W I T N E S S E T H

               WHEREAS, Galen, certain other purchasers (together with Galen, the "Purchasers") and Halsey Drug Co., Inc. (the "Company") have entered into a Debenture and Warrant Purchase Agreement dated as of the date hereof (as the same may be amended, modified, supplemented or restated from time to time, the "Purchase Agreement"; terms which are capitalized herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement);

               WHEREAS, each of the Guarantors has executed and delivered to the Purchasers a Continuing Unconditional Secured Guaranty dated the date hereof (each a "Guaranty") of the Company's obligations under the Purchase Agreement (collectively, the "Obligations"); and

               WHEREAS, the Purchasers have required, as a condition precedent to the effectiveness of the Purchase Agreement, that each Guarantor (i) grant to the Agent, for the ratable benefit of the Purchasers, a security interest in and to the Collateral (as defined in Section II below) and (ii) execute and deliver this Guarantors Security Agreement in order to secure the payment and performance by such Guarantor of the Guaranty.

               NOW, THEREFORE, in consideration of the premises and in order to induce the Purchasers to enter into and perform the Purchase Agreement, each Guarantor hereby agrees as follows:


               SECTION I. CREATION OF SECURITY INTEREST.

               Each Guarantor hereby pledges, assigns and grants to the Agent a continuing perfected lien on and security interest in all of such Guarantor's right, title and interest in and
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to the Collateral (as defined in Section II below) in order to secure the payment and performance of all Obligations owing by such Guarantor.

               SECTION II. COLLATERAL.

               For purposes of this Guarantors Security Agreement, the term "Collateral" shall mean, with respect to each Guarantor, all of the kinds and types of property described in subsections A. through E. hereof, whether now owned or hereafter at any time arising, acquired or created by such Guarantor and wherever located, and includes all replacements, additions, accessions, substitutions, repairs, proceeds and products relating thereto or therefrom, and all documents, ledger sheets and files of such Guarantor relating thereto. "Proceeds" hereunder include (i) whatever is now or hereafter received by such Guarantor upon the sale, exchange, collection or other disposition of any item of Collateral, whether such proceeds constitute inventory, accounts, accounts receivable, general intangibles, instruments, securities (including, without limitation, United States of America Treasury Bills), credits, claims, demands, documents, letters of credit and letter of credit proceeds, chattel paper, documents of title, certificates of title, certificates of deposit, warehouse receipts, bills of lading, leases, deposit accounts, money, tax refund claims, contract rights, goods or equipment and (ii) any such items which are now or hereafter acquired by such Guarantor with any proceeds of Collateral hereunder:

               A. Accounts. All of such Guarantor's accounts, whether now existing or existing in the future, including without limitation (i) all accounts receivable (whether or not specifically listed on schedules furnished to the Agent), including, without limitation, all accounts created by or arising from all of such Guarantor's sales of goods or rendition of services made under any of such Guarantor's trade names, or through any of its divisions, (ii) all unpaid seller's rights (including rescission, replevin, reclamation and stoppage in transit) relating to the foregoing or arising therefrom, (iii) all rights to any goods represented by any of the foregoing, including returned or repossessed goods, (iv) all reserves and credit balances held by such Guarantor with respect to any such accounts receivable or account debtors and (v) all guarantees or collateral for any of the foregoing (all of the foregoing property and similar property being hereinafter referred to as "Accounts");

               B. Inventory. All of such Guarantor's inventory, including without limitation (i) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in such Guarantor's businesses, wherever located and whether in the possession of such Guarantor or any other Person (for the purposes of this Company Security Agreement, the term "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government, including any division, agency or department thereof); (ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service, wherever located and whether in the possession of such Guarantor or any other person or entity; and (iii) all goods returned to or repossessed by such Guarantor (all of the foregoing property being hereinafter referred to as "Inventory");

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               C. Equipment. All of the equipment owned or leased by such
Guarantor, including, without limitation, machinery, equipment, office equipment and supplies, computers and related equipment, furniture, furnishings, tools, tooling, jigs, dies, fixtures, manufacturing implements, fork lifts, trucks, trailers, motor vehicles, and other equipment (all of the foregoing property being hereinafter referred to as "Equipment");

               D. Intangibles. All of such Guarantor's general intangibles, instruments, securities (including without limitation United States of America Treasury Bills), credits, claims, demands, documents, letters of credit and letter of credit proceeds, chattel paper, documents of title, certificates of title, certificates of deposit, warehouse receipts, bills of lading, leases which are permitted to be assigned or pledged, deposit accounts, money, tax refund claims, contract rights which are permitted to be assigned or pledged (all of the foregoing property being hereinafter referred to as "Intangibles"); and

               E. Intellectual Property. All of each Guarantor's intellectual property, including, without limitation, New Drug Applications, Investigatory New Drug Applications, Abbreviated New Drug Applications, Alternative New Drug Applications, registrations and quotas as issued by the Drug Enforcement Administration and/or the Attorney General of the United States pursuant to the Controlled Substances Act, certifications, permits and approvals of federal and state governmental agencies, patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, technical knowledge and processes, formal or informal licensing arrangements which are permitted to be assigned or pledged, blueprints, technical specifications, computer software, copyrights, copyright applications and other trade secrets, and all embodiments thereof, and rights thereto, including, without limitation, all of such Guarantor' rights to use the patents, trademarks, copyrights, service marks, or other property of the aforesaid nature of other Persons now or hereafter licensed to such Guarantor, together with the goodwill of the business symbolized by or connected with such Guarantor's trademarks, copyrights, service marks, licenses and the other rights included in this section II(E).


               SECTION III. THE GUARANTORS' REPRESENTATIONS AND WARRANTIES.

               Each Guarantor severally represents and warrants as follows:

               A. Places of Business. Such Guarantor has no places of business, or warehouses in which it leases space, other than those set forth on Section IIIA of Schedule A, a copy of which is attached hereto and made a part hereof ("Schedule A").

               B. Location of Collateral. Except for the movement of Collateral from time to time from one place of business or warehouse listed on Section IIIA of Schedule A to another place of business or warehouse listed on Section IIIA. of such Schedule A, the Collateral is located at such Guarantor's chief executive offices or other places of business or warehouses listed on such
Section IIIA of Schedule A, and not at any other location.

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               C. Restrictions on Collateral Disposition. None of the Collateral
is subject to contractual obligations that may restrict or inhibit the Agent's rights or ability to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

               D. Status of Accounts. Each Account is based on an actual and bona fide rendition of services to customers, made by such Guarantor in the ordinary course of its business; the Accounts created are its exclusive property and are not and shall not be subject to any lien, consignment arrangement, encumbrance, security interest or financing statement whatsoever, except as otherwise provided in Section IIID of Schedule A, and to the best knowledge of such Guarantor, such Guarantor's customers have accepted the services, and owe and are obligated to pay the full amounts stated in the invoices according to their terms, without any dispute, offset, defense or counterclaim.


               SECTION IV. COVENANTS OF THE GUARANTORS.

               Each Guarantor agrees (which agreements shall be several as to each Guarantor except as otherwise provided) as follows:

               A. Defend Against Claims. Such Guarantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein unless both the Agent and such Guarantor determine that the claim or demand is not material and that, consequently, such defense would not be consistent with good business judgment. Such Guarantor will permit any lien notices with respect to the Collateral or any portion thereof to exist or be on file in any public office except for those in favor of the Agent and those permitted under the terms of the Purchase Agreement.

               B. Change in Collateral Location. Such Guarantor will not (i) change its corporate name, (ii) change the location of its chief executive office or establish any place of business other than those specified in Section IIIA of Schedule A, or (iii) move or permit movement of the Collateral from the locations specified thereon except from one such location to another such location, unless in each case such Guarantor shall have given the Agent at least thirty (30) days prior written notice thereof, and shall have, in advance, executed and caused to be filed and/or delivered to the Agent any financing statements or other documents required by the Agent to perfect the security interest of the Agent in the Collateral in accordance with Section IVC hereof, all in form and substance satisfactory to the Agent.

               C. Additional Financing Statements. Promptly upon the reasonable request of the Agent, such Guarantor will execute and deliver or use its reasonable efforts to procure any document, give any notices, execute and file any financing statements, mortgages or other documents, all in form and substance satisfactory to the Agent, mark any chattel paper, deliver any chattel paper or instruments to the Agent and take any other actions that are necessary or, in the opinion of the Agent, desirable to perfect or continue the perfection and the first priority of the Agent's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of third persons, or to effect the purposes of this Guarantors Security Agreement. Such Guarantor will pay the costs incurred in connection with any of the foregoing.

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               D. Additional Liens; Transfers. Without the prior written consent of the Agent, such Guarantor will not, in any way, hypothecate or create or permit to exist any lien, security interest, charge or encumbrance on or other interest in the Collateral, other than those permitted under the terms of the Purchase Agreement, and such Guarantor will not sell, transfer, assign, pledge, collaterally assign, exchange or otherwise dispose of the Collateral, other than the sale of Inventory in the ordinary course of business and the sale of obsolete or worn out Equipment. Notwithstanding the foregoing, if the proceeds of any such sale consist of notes, instruments, documents of title, letters of credit or chattel paper, such proceeds shall be promptly delivered to the Agent to be held as Collateral hereunder. If the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Agent shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and such Guarantor will hold the proceeds thereof for the benefit of the Agent, and promptly transfer such proceeds to the Agent in kind.

               E. Contractual Obligations. Such Guarantor will not enter into any contractual obligations which may restrict or inhibit the Agent's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence or during the continuance of an Event of Default.

               F. Agent's Right to Protect Collateral. Upon the occurrence or continuance of an Event of Default, the Agent shall have the right at any time to make any payments and do any other acts the Agent may deem necessary to protect the security interests of the Purchasers in the Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any encumbrance, charge or lien which, in the reasonable judgment of the Agent, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interests in, and/or the value of, the Collateral. The Guarantors hereby jointly and severally agree to reimburse the Agent for all payments made and expenses incurred under this Guarantors Security Agreement including reasonable fees, expenses and disbursements of attorneys and paralegals acting for the Agent, including any of the foregoing payments under, or acts taken to protect its security interests in, the Collateral, which amounts shall be secured under this Guarantors Security Agreement, and agree they shall be bound by any payment made or act taken by the Agent hereunder absent the Agent's gross negligence or willful misconduct. The Agent shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

               G. Further Obligations With Respect to Accounts. In furtherance of the continuing assignment and security interest in the Accounts of such Guarantor granted pursuant to this Guarantors Security Agreement, upon the creation of Accounts, upon the Agent's request, such Guarantor will execute and deliver to the Agent in such form and manner as the Agent may require, solely for its convenience in maintaining records of Collateral, such confirmatory schedules of Accounts, and other appropriate reports designating, identifying and describing the Accounts as the Agent may reasonably require. In addition, upon the Agent's request, such Guarantor shall provide the Agent with copies of agreements with, or purchase orders from, the customers of such Guarantor and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to said Accounts and other Collateral as the Agent may reasonably require. Furthermore, upon the Agent's request, such Guarantor shall

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deliver to the Agent any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case came into the possession of such Guarantor, or shall cause the issuer thereof to deliver any of the same directly to the Agent, in each case with any necessary endorsements in favor of the Agent. Failure to provide the Agent with any of the foregoing shall in no way affect, diminish, modify or otherwise limit the security interests granted herein. Each Guarantor hereby authorizes the Agent to regard such Guarantor's printed name or rubber stamp signature on assignment schedules or invoices as the equivalent of a manual signature by such Guarantor's authorized officers or agents.

               H. Insurance. Such Guarantor agrees to maintain public liability insurance, third party property damage insurance and replacement value insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to the Agent in its commercially reasonable judgment. All policies covering the Collateral are to name the Agent as an additional insured and the loss payee in case of loss, and are to contain such other provisions as the Agent may reasonably require to fully protect the Agent's interest in the Collateral and to any payments to be made under such policies.

               I. Taxes. Such Guarantor agrees to pay, when due, all taxes lawfully levied or assessed against such Guarantor or any of the Collateral before any penalty or interest accrues thereon; provided, however, that, unless such taxes have become a Federal tax or Employment Retirement Security Income Act lien on any of the assets of such Guarantor, no such tax need be paid if the same is being contested, in good faith, by appropriate proceedings promptly instituted and diligently conducted and if an adequate reserve or other appropriate provision shall have been made therefor as required in order to be in conformity with generally accepted accounting principles and procedures in effect in the United States of America.

               J. Compliance with Laws. Such Guarantor agrees to comply in all material respects with all requirements of law applicable to the Collateral or any part thereof, or to the operation of its business or its assets generally, unless such Guarantor contests any such requirements of law in a reasonable manner and in good faith. Such Guarantor agrees to maintain in full force and effect, its respective licenses and permits granted by any governmental authority as may be necessary or advisable for such Guarantor to conduct its business in all material respects.

               K. Maintenance of Property. Such Guarantor agrees to keep all property useful and necessary to its business in good working order and condition (ordinary wear and tear excepted) and not to commit or suffer any waste with respect to any of their properties.

               L. Environmental and Other Matters. Such Guarantor will conduct its business so as to comply in all material respects with all environmental, land use, occupational, safety or health laws, regulations, directions, ordinances, criteria and guidelines in all jurisdictions in which it is or may at any time be doing business, except to the extent that such Guarantor is contesting, in good faith by appropriate legal, administrative or other proceedings, any such law, regulation, direction, ordinance, criteria, guideline, or interpretation thereof or application

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thereof; provided, further, that such Guarantor shall comply with the order of any court or other governmental authority relating to such laws unless such Guarantor shall currently be prosecuting an appeal, proceedings for review or administrative proceedings and shall have secured a stay of enforcement or execution or other arrangement postponing enforcement or execution pending such appeal, proceedings for review or administrative proceedings.

               M. Further Assurances. Such Guarantor shall take all such further actions and execute all such further documents and instruments (including, but not limited to, collateral assignments of Intellectual Property and Intangibles or any portion thereof) as the Agent may at any time reasonably determine in its sole discretion to be necessary or desirable to further carry out and consummate the transactions contemplated by the Purchase Agreement and the documentation relating thereto, including this Guarantors Security Agreement, and to perfect or protect the liens (and the priority status thereof) of the Agent in the Collateral.

               SECTION V. REMEDIES.

               A. Obtaining the Collateral Upon Default. If any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                       (a) personally, or by agents or attorneys, immediately
               retake possession of the Collateral or any part thereof, from any Guarantor or any other Person who then has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon such Guarantor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Guarantor;

                       (b) instruct the obligor or obligors on any agreement,
               instrument or other obligation (including, without limitation, the Accounts) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Agent;

                       (c) withdraw all monies, securities and instruments held
               pursuant to any pledge arrangement for application to the Obligations;

                       (d) sell, assign or otherwise liquidate, or direct any
               Guarantor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

                       (e) take possession of the Collateral or any part
               thereof, by directing any Guarantor in writing to deliver the same to the Agent at any place or places designated by the Agent, in which event such Guarantor shall at its own expense:

                                a. forthwith cause the same to be moved to the
                       place or places so designated by the Agent and there delivered to the Agent,

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                                b. store and keep any Collateral so delivered to
                       the Agent at such place or places pending further action by the Agent as provided in Section VB, and

                                c. while the Collateral shall be so stored and
                       kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition;

               it being understood that any Guarantor's obligation to so deliver the Collateral is of the essence of this Guarantors Security Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Agent shall be entitled to a decree requiring specific performance by such Guarantor of said obligation.

               B. Disposition of the Collateral. Any collateral repossessed by the Agent under or pursuant to Section VA and any other Collateral whether or not so repossessed by the Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Agent or after any overhaul or repair which the Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than ten (10) days' written notice to such Guarantor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the ten
(10) days after the giving of such notice, to the right of such Guarantor or any nominee of such Guarantor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than ten (10) days' written notice to such Guarantor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the option of the Agent, be subject to reserve), after publication of notice of such auction not less than ten (10) days prior thereto in two (2) newspapers in general circulation in the City of New York, as the Agent may determine. To the extent permitted by any such requirement of law, the Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to such Guarantor (except to the extent of surplus money received). If, under mandatory requirements of applicable law, the Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to such Guarantor as hereinabove specified, the Agent need give such Guarantor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

               C. Power of Attorney. Each Guarantor hereby irrevocably authorizes and appoints the Agent, or any Person or agent the Agent may designate, as such Guarantor's attorney-in-fact, at such Guarantor's cost and expense, to exercise all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default,

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which powers, being coupled with an interest, shall be irrevocable until all of the Obligations owing by such Guarantor shall have been paid and satisfied in full:

                       (a) accelerate or extend the time of payment, compromise,
               issue credits, bring suit or administer and otherwise collect Accounts or proceeds of any Collateral;

                       (b) receive, open and dispose of all mail addressed to
               such Guarantor and notify postal authorities to change the address for delivery thereof to such address as the Agent may designate;

                       (c) give customers indebted on Accounts notice of the
               Agent's interest therein, and/or to instruct such customers to make payment directly to the Agent for such Guarantor's account;

                       (d) convey any item of Collateral to any purchaser
               thereof;

                       (e) give any notices or record any liens under Section
               IVC hereof; and

                       (f) make any payments or take any acts under Section IVF
               hereof.

The Agent's authority under this Section VC shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Collateral, sign such Guarantor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign such Guarantor's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with any Account and prepare, file and sign such Guarantor's name on a proof of claim in bankruptcy or similar document against any customer of such Guarantor, and to take any other actions arising from or incident to the rights, powers and remedies granted to the Agent in this Guarantors Security Agreement. This power of attorney is coupled with an interest and is irrevocable by such Guarantor.

               D. Waiver of Claims. Except as otherwise provided in this Guarantors Security Agreement, EACH GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE AGENT'S TAKING POSSESSION OF OR DISPOSING OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH ANY GUARANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Guarantor hereby further waives, to the extent permitted by law:

                       (a) all damages occasioned by such taking of possession
               except any damages which are the direct result of the Agent's gross negligence or willful misconduct;

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                       (b) all other requirements as to the time, place and
               terms of sale or other requirements with respect to the enforcement of the Agent's rights hereunder, except as expressly provided herein; and

                       (c) all rights of redemption, appraisement, valuation,
               stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Guarantors Security Agreement or the absolute sale of the Collateral or any portion thereof, and such Guarantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of such Guarantor therein and thereto, and shall be a perpetual bar both at law and in equity against such Guarantor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Guarantor.

               E. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Agent shall be in addition to every other right, power and remedy specifically given under this Guarantors Security Agreement, under the Purchase Agreement or under other documentation relating thereto or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or any acquiescence therein.

               SECTION VI. MISCELLANEOUS PROVISIONS.

               A. Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be delivered in person, by facsimile transmission followed promptly by first class mail or by overnight mail, and delivered if to any Guarantor, then to the attention of Mr. Michael Reicher, c/o Halsey Drug. Co., Inc., 1827 Pacific Street, Brooklyn, New York 11233, fax no. (718) 467-4261, with a copy to John P. Reilly, Esq., c/o St. John & Wayne, 2 Penn Plaza East, Newark, New Jersey 07105, fax no. (973) 491-3407, and if to the Agent, then to the attention of Mr. Srini Conjeevaram, c/o Galen Associates, Rockefeller Center, 610 Fifth Avenue, 5th Floor, New York, New York 10020, fax no. (212) 218-4999, with a copy to George N. Abrahams, Esq., c/o Wolf, Block, Schorr and Solis-Cohen LLP, 250 Park Avenue, New York, New York 10177, fax no. (212) 986-0604.

               B. Headings. The headings in this Guarantors Security Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Guarantors Security Agreement.

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               C. Severability. The provisions of this Guarantors Security
Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect, in that jurisdiction only, such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Guarantors Security Agreement in any jurisdiction.

               D. Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Guarantors Security Agreement and any consent to any departure by any Guarantor from any provision of this Guarantors Security Agreement shall be effective only if made or given in writing signed by the Agent.

               E. Interpretation of Agreement. Time is of the essence in each provision of this Guarantors Security Agreement of which time is an element. All terms not defined herein shall have the meaning set forth in the applicable Uniform Commercial Code. Acceptance of or acquiescence in a course of performance rendered under this Guarantors Security Agreement shall not be relevant in determining the meaning of this Guarantors Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

               F. Continuing Security Interest. This Company Security Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Obligations owing by the Guarantors, (ii) be binding upon each Guarantor, and its successors and assigns and (iii) inure to the benefit of the Agent and its successors and assigns.

               G. Reinstatement. To the extent permitted by law, this Guarantors Security Agreement shall continue to be effective or be reinstated if at any time any amount received by the Agent in respect of the Obligations owing by the Guarantors is rescinded or must otherwise be restored or returned by the Agent upon the occurrence or during the pendency of any Event of Default, all as though such payments had not been made.

               H. Survival of Provisions. All representations, warranties and covenants of the Guarantors contained herein shall survive the execution and delivery of this Guarantors Security Agreement, and shall terminate only upon the full and final indefeasible payment and performance by the Guarantors of the Obligations secured hereby.

               I. Setoff. The Agent shall have all rights of setoff available at law or in equity.

               J. Power of Attorney. In addition to the powers granted to the Agent under Section VC, each Guarantor hereby irrevocably authorizes and appoints the Agent, or any Person or agent the Agent may designate, as such Guarantor's attorney-in-fact, at such Guarantor's cost and expense, to exercise all of the following powers, which being coupled with an interest, shall be irrevocable until all of the Obligations shall have been indefeasibly paid and satisfied in full:

                       (a) after the occurrence of an Event of Default, to
               receive, take, endorse, sign, assign and deliver, all in the name of the Agent or such Guarantor, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral; and

                       (b) to request, at any time from customers indebted on
               Accounts, verification of information concerning the Accounts and the amounts owing thereon.

               K. Indemnification; Authority of the Agent. Neither the Agent nor any director, officer, employee, attorney or agent of the Agent shall be liable to any Guarantor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct, nor shall the Agent be responsible for the validity, effectiveness or sufficiency of this Guarantors Security Agreement or of any document or security furnished pursuant hereto. The Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. Each Guarantor agrees to indemnify and hold harmless the Agent and any other person from and against any and all costs, expenses (including reasonable fees, expenses and disbursements of attorneys and paralegals (including, without duplication, reasonable charges of inside counsel)), claims or liability incurred by the Agent or such person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Agent or such person.

               L. Release; Termination of Agreement. Subject to the provisions of Section VIG hereof, this Guarantors Security Agreement shall terminate upon full and final indefeasible payment and performance of all the Obligations owing by each Guarantor. At such time, the Agent shall, at the request of any Guarantor, reassign and redeliver to such Guarantor all of the Collateral hereunder which has not been sold, disposed of, retained or applied by the Agent in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Agent, except as to the absence of any prior assignments by the Agent of its interest in the Collateral, and shall be at the expense of such Guarantor.

               M. Counterparts. This Guarantors Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

               N. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS GUARANTORS SECURITY AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTORS SECURITY AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

               O. SUBMISSION TO JURISDICTION. ALL DISPUTES BETWEEN ANY GUARANTOR AND THE AGENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL

COURTS LOCATED IN NEW YORK, NEW YORK, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE AGENT SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST ANY GUARANTOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE AGENT IN GOOD FAITH TO ENABLE THE AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT. EACH GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE AGENT. EACH GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

               P. SERVICE OF PROCESS. EACH GUARANTOR HEREBY IRREVOCABLY AGREES THAT SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTORS SECURITY AGREEMENT MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GUARANTOR AT ITS ADDRESS SET FORTH IN SECTION VIA HEREOF.

               Q. JURY TRIAL. EACH GUARANTOR AND THE AGENT EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY.

               R. LIMITATION OF LIABILITY. THE AGENT SHALL NOT HAVE ANY LIABILITY TO ANY GUARANTOR (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY ANY GUARANTOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS GUARANTORS SECURITY AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON THE AGENT, THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

               S. Delays; Partial Exercise of Remedies. No delay or omission of the Agent to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Agent of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

               IN WITNESS WHEREOF, each Guarantor has caused this Guarantors Security Agreement to be duly executed and delivered as of the day and year first above written.

                                       CENCI POWDER PRODUCTS, INC.

                                       By: /s/ Michael Reicher
                                          ----------------------------------
                                           Name:  Michael Reicher
                                           Title: Chief Executive Officer



                                       HALSEY PHARMACEUTICAL, INC.

                                       By: /s/ Michael Reicher
                                          ----------------------------------
                                           Name:  Michael Reicher
                                           Title: Chief Executive Officer



                                       HOUBA, INC.

                                       By: /s/ Michael Reicher
                                          ----------------------------------
                                           Name:  Michael Reicher
                                           Title: Chief Executive Officer



                                       H.R. CENCI LABORATORIES, INC.

                                       By: /s/ Michael Reicher
                                          ----------------------------------
                                           Name:  Michael Reicher
                                           Title: Chief Executive Officer



                                       INDIANA FINE CHEMICALS, INC.

                                       By: /s/ Michael Reicher
                                          ----------------------------------
                                           Name:  Michael Reicher
                                           Title: Chief Executive Officer

               By its acceptance hereof, as of the day and year first above written, the Agent agrees to be bound by the provisions hereof applicable to it.

                                       GALEN PARTNERS III, L.P.
                                       By: Claudius, L.L.C., General Partner


                                       By: /s/ Bruce F. Wesson
                                          ----------------------
                                          Name:  Bruce F. Wesson
                                          Title: Managing Member

                                   SCHEDULE A


IIIA.    Locations of Collateral
         -----------------------

             1.   Cenci Powder Products, Inc. - 1420 E. Street, Fresno, CA
             2.   Halsey Pharmaceutical, Inc. - 245 Old Hook Road, Westwood, NJ
             3.   Houba, Inc. - 16235 State Road 17, Culver, IN
             4.   H.R. Cenci Laboratories Inc. - 152 No. Broadway, Fresno, CA
             5.   Indiana Fine Chemicals, Inc. - 16235 State Road 17, Culver, IN

IIID.    Liens
         -----

         All Guarantors

              1. Lien in favor of The Chase Manhattan Bank as agent for The Chase Manhattan Bank, The Bank of New York and Israel Discount Bank pursuant to the Credit Agreement with such banks dated December 1, 1992, as amended.

              2. Schedule 10.4 to the Schedule of Exceptions to the Purchase Agreement is incorporated herein by reference.

              3. Houba, Inc. - Mortgage lien and security interest in favor of Par Pharmaceutical, Inc. covering property in Culver, Indiana.